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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        MAY 17, 2001 (MAY 17, 2001) DATE
                   OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          MARVELL TECHNOLOGY GROUP LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                  BERMUDA                              0-30877                           77-0481679
      (STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
       INCORPORATION OR ORGANIZATION)
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                                    4TH FLOOR
                                  WINDSOR PLACE
                                 22 QUEEN STREET
                                 PO BOX HM 1179
                                 HAMILTON HM EX
                                     BERMUDA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-6395


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         On May 17, 2001, the Registrant issued a press release reporting its financial results for its first fiscal quarter ended April 28, 2001. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the May 17, 2001 press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit   Description
-------   -----------

99.1      Press Release dated May 17, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  May 17, 2001
                                         MARVELL TECHNOLOGY GROUP LTD.


                                         By:    /s/  George Hervey
                                            --------------------------------
                                                George Hervey
                                                Vice President of Finance and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit No.                      Document
-----------                      --------

Exhibit 99.1         Press Release issued May 17, 2001.